                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 16, 2004


                        Equity Lifestyle Properties, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Maryland                   1-11718             36-3857664
--------------------------------------------------------------------------------
   (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)             File Number)       Identification No.)


 Two North Riverside Plaza, Suite 800, Chicago, IL                60606
----------------------------------------------------      ---------------------
      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (312) 279-1400


                       Manufactured Home Communities, Inc.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

Effective November 16, 2004, we amended our Articles of Incorporation to change our name from "Manufactured Home Communities, Inc." to "Equity Lifestyle Properties, Inc." The Articles of Amendment to Articles of Incorporation of Manufactured Home Communities, Inc. are attached to this Current Report on Form 8-K as Exhibit 1.1 and are incorporated by reference into this report.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit No.       Description

1.1 Articles of Amendment to Articles of Incorporation of Manufactured Home Communities, Inc., effective November 16, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EQUITY LIFESTYLE PROPERTIES, INC.

Date:  November 22, 2004                By: /s/ Michael Berman
                                            -----------------------------------
                                        Michael B. Berman
                                        Vice President, Treasurer and Chief
                                        Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

1.1 Articles of Amendment to Articles of Incorporation of Manufactured Home Communities, Inc., effective November 16, 2004